                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

     TO ACCOMPANY CERTIFICATES REPRESENTING SHARES OF CLASS A COMMON STOCK
                                       OF

                                   FINA, INC.

     Please read this Letter of Transmittal carefully, including the
instructions on page   . This Letter of Transmittal should be promptly (i)
completed and signed in the space provided on page   , and (ii) hand delivered,
delivered by courier or mailed by registered or certified mail, return receipt requested and insured together with the certificates representing all of your shares of Class A common stock, par value $0.50, ("Fina Shares") of Fina, Inc. ("Fina"), to Citibank, N.A. (the "Exchange Agent"), at the address below. IF YOU HAVE ANY QUESTIONS, THE EXCHANGE AGENT'S PHONE NUMBER IS 1-800-422-2066.

                  Deliver completed Letter of Transmittal to:
                              The Exchange Agent:
                                 CITIBANK, N.A.

        By Hand:                      By Mail:                        By Courier:

     CITIBANK, N.A.               CITIBANK -- WWSS                  CITIBANK -- WWSS
  111 Wall Street, 5th    c/o Citicorp Data Distribution,   c/o Citicorp Data Distribution,
          Floor                         Inc.                              Inc.
New York, New York 10043           P.O. Box 7069                    400 Sette Drive
                             Paramus, New Jersey 07653         Paramus, New Jersey 07652

--------------------------------------------------------------------------------------------------------------


                    ITEM: A          DESCRIPTION OF FINA SHARE CERTIFICATE(S) SURRENDERED
--------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF RECORD HOLDER(S) AS APPEAR(S) ON        CERTIFICATE               NUMBER OF
                       CERTIFICATE(S)                               NUMBER(S)                  SHARES
--------------------------------------------------------------------------------------------------------------

                                                             ------------------------------------------------

                                                             ------------------------------------------------

                                                             ------------------------------------------------

                                                             ------------------------------------------------

                                                             ------------------------------------------------

                                                             ------------------------------------------------

                                                                   Total Shares
--------------------------------------------------------------------------------------------------------------
                                                              (If you need more space attach a list and sign
                                                                                 the list)

     In connection with the merger (the "Merger") of New Fina, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of PetroFina S.A., a societe anonyme/naamloze vennootschap organized under the laws of Belgium ("PetroFina"), with and into Fina, a U.S. subsidiary of PetroFina, each Fina Share (other than those shares beneficially owned by PetroFina) outstanding at the effective time of the Merger has been converted into the right to receive (i) $60.00 in cash ("Cash Consideration") and (ii) one warrant ("PetroFina Warrant") to purchase nine-tenths (0.9) of one American Depositary Share ("PetroFina ADS"), each PetroFina ADS representing one-tenth (0.1) of one ordinary voting share, without nominal value, of PetroFina per Fina Share surrendered. PetroFina has appointed Citibank, N.A., Exchange Agent for such exchange (the "Exchange").

     To receive the Cash Consideration and the PetroFina Warrant, a holder of Fina Shares must deliver this Letter of Transmittal (or a copy hereof) duly executed, together with certificate(s) for Fina Shares to be surrendered to the Exchange Agent. Any holder of Fina Shares who does not execute this Letter of Transmittal will not receive the PetroFina Warrants or the Cash Consideration payable in the Merger. Certificates evidencing Fina Shares are considered received by the Exchange Agent only when actually delivered to the Exchange Agent and any defects or irregularities have been cured by the holder thereof or waived by PetroFina.

LADIES AND GENTLEMEN:

     Enclosed are certificates representing Fina Shares to be exchanged for Cash Consideration and PetroFina Warrants, in accordance with the Agreement and Plan of Merger, dated as of February 17, 1998, by and among Fina, Petrofina Delaware, Inc. and New Fina, Inc., as amended, by signing and delivering this Letter of Transmittal, the undersigned acknowledges that the undersigned has received and read the Proxy Statement -- Prospectus, dated [DATE], 199 , AS SUPPLEMENTED, of Fina and PetroFina.

                      ITEM B: SPECIAL PAYMENT INSTRUCTIONS

To be completed ONLY if certificate(s) and/or check are to be issued and delivered to persons other than the registered holder(s) identified above. Issue and Mail to:

Name
                                 (PLEASE PRINT)

Address

City

State ____________________ Zip Code
                           (See Instructions 3 and 9)
                     ITEM C: SPECIAL DELIVERY INSTRUCTIONS
To be completed ONLY if certificate(s) are to be mailed to an address other than the record address of the record holder(s) identified above.

Name
                                 (PLEASE PRINT)

Address

City

State ____________________ Zip Code
                              (See Instruction 2)

                               ITEM D: SIGNATURE

By my signature below I represent that I have full power and authority to present the above-described certificate(s) and to give the above instructions, and that I have good unencumbered title to the Fina Shares represented by said certificate(s) free and clear of liens, charges and adverse claims.

Dated: ______________________________
199__                          Telephone: (         )

Signed:

Must be signed by record owner(s), exactly as name(s) appear(s) on certificate(s).

                              (See Instruction 2)

     COMPLETE THE SUBSTITUTE FORM W-9 BELOW TO PROVIDE THE EXCHANGE AGENT WITH YOUR TAX IDENTIFICATION NUMBER AND A CERTIFICATION AS TO YOUR EXEMPTION FROM BACKUP WITHHOLDING.
(SEE INSTRUCTION 9)
--------------------------------------------------------------------------------
       REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN) AND CERTIFICATION
--------------------------------------------------------------------------------


                                     PART I: TAXPAYER IDENTIFICATION NUMBER
                                     (TIN): PLEASE PROVIDE YOUR TIN IN THE BOX             SOCIAL SECURITY NUMBER
  SUBSTITUTE                         AT THE RIGHT. FOR INDIVIDUALS, THIS IS YOUR                     OR
                                     SOCIAL SECURITY NUMBER (SSN). FOR OTHER           EMPLOYER IDENTIFICATION NUMBER
                                     ENTITIES, IT IS YOUR EMPLOYER
                                     IDENTIFICATION NUMBER (EIN).                      ------------------------------
                                   --------------------------------------------------------------------------------------

  Form W-9
  Department of the Treasury         PART II: IF YOU ARE EXEMPT FROM BACKUP WITHHOLDING, PLEASE CHECK THE BOX:  [ ]
  Internal Revenue Service
                                     PART III: CERTIFICATION (IF YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING, CROSS
                                     OUT ITEM 2 BELOW)
                                     Under penalties of perjury, I certify that:
                                         1. The number shown in Part I is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
                                         2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
                                            (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                     NAME
                                         -------------------------------------------
                                     ADDRESS
                                            ----------------------------------------

                                            ----------------------------------------

                                     SIGNATURE                         DATE
                                              ------------------------     ---------

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

1.  GENERAL

     Stock certificate(s), together with the signed and completed Letter of Transmittal and any additional material (see Instructions 4 and 5 below), should be mailed in the enclosed envelope or otherwise delivered to Citibank, N.A., which is the Exchange Agent, at the address located on the front of this Letter of Transmittal. If mail is used, it is recommended that registered mail, properly insured, be used as a precaution against loss. The method of transmitting certificate(s) and the Letter of Transmittal is at the option and risk of the holder.

2.  TO OBTAIN PETROFINA WARRANTS AND CASH CONSIDERATION

     To receive PetroFina Warrants and Cash Consideration in exchange for Fina Shares, a holder of Fina Shares must deliver to the Exchange Agent this Letter of Transmittal, duly completed, and the certificate(s) representing the Fina Shares identified in the Letter of Transmittal. Holders who do not execute and return this Letter of Transmittal together with the requisite certificate representing Fina Shares will not receive any PetroFina Warrants or Cash Consideration.

     If the certificate(s) representing PetroFina Warrants, and any check for Cash Consideration are to be issued in the same name(s) in which the surrendered certificate(s) representing Fina Shares are registered, and are to be mailed to the address given in Item A of this Letter of Transmittal, please complete Item
D. If certificate(s) representing PetroFina Warrants are to be mailed to an address different from that given in Item A of this Letter of Transmittal, please also complete Item C of this Letter of Transmittal.

     If the certificate(s) representing PetroFina Warrants, and any check for Cash Consideration, are to be issued in the name(s) of a person(s) other than that in which the surrendered certificate(s) representing Fina Shares are registered, see Instructions 3, 4 and 5, and complete Items B and D.

3.  CERTIFICATES TO BE ISSUED IN A DIFFERENT NAME

     If the certificate(s) representing PetroFina Warrants, and any check for Cash Consideration are to be issued in the name(s) of a person(s) other than the registered owner of the Fina Shares, the certificate(s) representing Fina Shares must be properly endorsed or be accompanied by an appropriate instrument(s) of transfer, properly executed by the registered owner(s), and the signature(s) to the endorsement and on the instrument of transfer must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of a recognized Medallion Program approved by The Securities Transfer Association, Inc.

4.  SIGNATURE BY FIDUCIARY OR OTHER THAN BY REGISTERED HOLDER

     If this Letter of Transmittal is signed in Item D by an executor, administrator, trustee, guardian, attorney, officer of a corporation or other person acting in a fiduciary or representative capacity, this Letter of Transmittal and certificate(s) representing Fina Shares must be accompanied by evidence, satisfactory to the Exchange Agent and PetroFina, of the authority of such person to sign the Letter of Transmittal.

     If this Letter of Transmittal is signed in Item D by a person other than the registered holder, who is not a person described in the preceding paragraph, the certificate(s) representing the Fina Shares must be properly endorsed or be accompanied by appropriate instrument of transfer, properly executed by the registered owner(s), and signature(s) to the endorsement and on the instrument of transfer must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of a recognized Medallion Program approved by The Securities Transfer Association, Inc.

5.  JOINT HOLDERS OR CERTIFICATE REGISTERED IN DIFFERENT NAMES

     If certificate(s) representing Fina Shares are tendered by joint holders or owners, all such persons must sign this Letter of Transmittal in Item D. If certificate(s) are registered in multiple names or forms of ownership, separate Letters of Transmittal must be completed, signed and returned for each different registration.

6.  TRANSFER TAXES

     It is not anticipated that any transfer taxes will be payable in connection with the issuance of PetroFina Warrants in exchange for Fina Shares. If, however, a certificate representing PetroFina Warrants is to be issued to a person other than the registered holder of the Fina Shares, it shall be a condition of such issuance that the person signing in Item D shall (i) pay to the Exchange Agent any transfer or other taxes required by reason of the issuance and delivery of PetroFina Warrants to a person other than the registered holder of the Fina Shares or (ii) establish, to the satisfaction of the Exchange Agent, that such taxes have been paid or are not applicable.

7.  NO FRACTIONAL SECURITIES

     No certificates for fractional PetroFina Warrants will be issued.

8.  LOST, STOLEN OR DESTROYED CERTIFICATE(S)

     If your certificate(s) representing Fina Shares has/have been lost, stolen or destroyed, complete this Letter of Transmittal and attach to it a letter indicating that your certificate(s) has/have been lost, stolen or destroyed and mail or otherwise deliver both to the Exchange Agent, at the address set forth on the front of this Letter of Transmittal. You will then be instructed as to steps you must take in order to receive the certificate(s) representing the PetroFina Warrants and Cash Consideration.

9.  PURPOSE OF SUBSTITUTE FORM W-9

     The holder or (if Item B is completed) the other person whose name appears in Item B of this Letter of Transmittal is required to notify the Exchange Agent of his/her correct taxpayer identification number (which is either the Social Security Number or the Employer Identification Number) by completing the substitute Form W-9 certifying that (i) the taxpayer identification number provided in the substitute Form W-9 is correct (or that such holder or such other person is awaiting a taxpayer identification number) and (ii) the holder or other person named in Item B (a ) is exempt from backup withholding, or (b) has not been notified by the Internal Revenue Service that (s)he is subject to backup withholding as a result of failure to report all interest and dividends, or that (c) the Internal Revenue Service has notified the holder or the other person named in Item B that (s)he is no longer subject to backup withholding. If the holder or other person named in Item B is instead subject to backup withholding, (s)he must cross out item 2 in Part III of the certification before signing substitute Form W-9. Failure to provide the information requested on substitute Form W-9 may subject the holder or other person named in Item B to a 31% Federal income tax withholding on any payments made in connection with the surrendered Fina Shares or on distributions made in respect of PetroFina Warrants. Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

10.  QUESTIONS AND ADDITIONAL COPIES

     All questions regarding the appropriate procedures for obtaining certificates representing PetroFina Warrants should be directed to Citibank, N.A. at 1-800-422-2066 or in writing to the address set forth in this Letter of Transmittal.

11.  SINGLE CERTIFICATE

     A single certificate for PetroFina Warrants will be issued with respect to all certificates representing Fina Shares delivered together with this Letter of Transmittal.

12.  INSUFFICIENT SPACE

     If the space provided under Item A, B or C is inadequate, you may list the required information on a separate schedule attached to this Letter of Transmittal, which must be signed by the same person(s) signing in Item D.